UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021

REGEN BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-191725

711 S. Carson Street, Suite 4, Carson City, Nevada, 89791

(Address of Principal Executive Offices)

(619) 722 5505

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On May 12, 2021 Regen Biopharma, Inc. (the “Company”) executed a consulting agreement with Biotech Research Group Corporation (the “Consultant”), an FDA Specialist Group and Global Regulatory and Scientific Experts, for the purpose of review and guidance with regard to the planned reinstatement of the Company’s inactive Investigational New Drug applications (INDs) #15376 and #16200 filed with the United States Food and Drug Administration (“FDA”). The securing of the services to be provided to the Company pursuant to this consulting agreement marks the first step taken by the Company with regard to activating the Company’s currently inactive applications to initiate clinical trials.

In December 2015 Company was granted permission by the FDA allowing for initiation of clinical trials of the Company’s HemaXellerate therapy under its IND #15376. HemaXellerate is a personalized immune-modulatory cell therapy that has demonstrated benefit in animal models of aplastic anemia.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOPHARMA, INC.

Dated: May 13, 2021	By: /s/ David Koos
David Koos
Chief Executive Officer

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